SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

Date of Report (earliest event reported): January 31, 2006

                         NEWTEK BUSINESS SERVICES, INC.
                         ------------------------------
        (Exact name of small business issuer as specified in its charter)

           New York                      001-16123                11-3504638
-------------------------------       ----------------       -------------------
(State or other jurisdiction of       (Commission file        (I.R.S. Employer
incorporation or organization)             number)           Identification No.)

462 Seventh Avenue, 14th floor, New York, NY                            10018
--------------------------------------------                          ----------
(Address of principal executive offices)                              (Zip Code)

Issuer's telephone number, including area code: (212) 356-9500
                                                --------------

                              Newtek Capital, Inc.
                        --------------------------------
                                  (Former Name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

Newtek Business Services, Inc., today announced that Barry Sloane, Chief Executive Officer, made a presentation at The Brean Murray, Carret & Co. Small Cap Institutional Investor Conference. Mr. Sloane discussed Newtek's market position, competitive advantages and future business strategy as a direct distributor to the small to medium-sized business market. A copy of the presentation is attached as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

Exhibit 99.1 PowerPoint Presentation, January 31, 2006: Barry Sloane, CEO of Newtek Business Services, Inc., speaks at The Brean Murray Carret & Co. Conference

                                   SIGNATURES

      In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        NEWTEK BUSINESS SERVICES, INC.


Date: January 31, 2006                  /s/ Barry Sloane
                                        ----------------------------------------
                                        Barry Sloane
                                        Chairman of the Board, Chief Executive
                                        Officer, and Secretary